UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2016

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into Material Definitive Agreement

On January 6, 2016, Action Holdings Financial Limited (“AHFL”), a wholly-owned British Virgin Islands subsidiary of China United Insurance Service, Inc. (the “Company” or “CUIS”), entered into an Amendment 2 to Strategic Alliance Agreement (the “Amendment No. 2”) with AIA International Limited Taiwan Branch (“AIATW”) to further revise certain provisions in the Strategic Alliance Agreement and the previous amendment entered into by and between AHFL and AIATW.

The purpose of the Strategic Alliance Agreement is to promote life insurance products provided by AIATW within the territory of Taiwan through insurance agency companies or insurance brokerage companies. To the extent permitted by applicable laws and regulations, AHFL shall assist and encourage any insurance agency company or insurance brokerage company duly approved by the competent government authorities of Taiwan (the “Appointed Broker/Agent”), to cooperate with AIATW for the promotion of life insurance products of AIATW.

Pursuant to the Amendment No. 2, the expiration date of the Strategic Alliance Agreement has been extended from May 31, 2018 to December 31, 2021, and the effect of the Strategic Alliance Agreement during the period from October 1, 2014 to December 31, 2015 has been suspended. In addition, both AHFL and AIATW agree to adjust certain terms and conditions set forth in the Strategic Alliance Agreement, among which: (i) expand the scope of services to be provided by AHFL to AIATW to include, without limitation, assessment and advice on suitability of cooperative partners, advice on product strategies suitable for promotion channel development, advice on promotion/sales channel improvement, advice on promotion channel marketing and strategic planning, and promotion channel talent training; and (ii) remove certain provisions related to performance milestones and refund of Execution Fees.

An English translation of the Amendment No. 2 is included as Exhibit 10.1 to this Current Report on Form 8-K and is the legal document that governs the terms of the cooperation described therein and the other actions contemplated by the Amendment No. 2. The foregoing description of the cooperation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 10.1 hereto, and incorporated, herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Translation of Amendment No. 2 to Strategic Alliance Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: January 11, 2016

	By:	/s/ Mao Yi Hsiao
	Name:	Mao Yi Hsiao
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Translation of Amendment No. 2 to Strategic Alliance Agreement

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